EXHIBIT 10.1


                                     WAIVER


                  THIS WAIVER, dated as of November 16, 2007 (this "WAIVER"), to the CREDIT AGREEMENT, dated as of October 12, 2006 (as the same may be amended, restated, supplemented or otherwise modified from time to time, the "CREDIT AGREEMENT"), among NATIONAL COAL CORP., a Florida corporation ("HOLDINGS"), NATIONAL COAL Corporation, a Tennessee corporation (the "BORROWER"), and the LENDERS party thereto from time to time. Capitalized terms used herein but not defined herein are used as defined in the Credit Agreement.

                              W I T N E S S E T H:

                  WHEREAS, Holdings and the Borrower have requested that the Lenders waive a provision of the Credit Agreement;

                  WHEREAS, the Lenders have agreed to waiver the provision of the Credit Agreement on the terms and subject to the conditions herein provided.

                  NOW, THEREFORE, in consideration of the foregoing, the mutual covenants and obligations herein set forth and other good and valuable consideration, the adequacy and receipt of which is hereby acknowledged, and in reliance upon the representations, warranties and covenants herein contained, the parties hereto, intending to be legally bound, hereby agree as follows:

         Section 1. WAIVER. As of the Effective Date (as defined below), each Lender hereby waive compliance with Section 6.1(a) of the Credit Agreement in respect of each of the fiscal quarters ending March 31, 2008 and June 30, 2008.

         Section 2. CONDITIONS PRECEDENT. This Waiver shall become effective as of the date (the "EFFECTIVE DATE") on which each of the following conditions precedent shall have been satisfied or duly waived:

                  (a)  CERTAIN  DOCUMENTS.   The  Required  Lenders  shall  have
         received each of the following, in form and substance satisfactory to the Required Lenders:

                           (i) this  Waiver,  duly  executed by the Borrower and
                  Holdings, on behalf of itself and each other Loan Party, and the Lenders;

                           (ii) such  additional  documentation  as the Required
                  Lenders may reasonably require.

                  (b) PAYMENT OF COSTS AND EXPENSES. The Lenders shall have received payment of all fees, costs and expenses, including, without limitation, all costs and expenses of the Lenders (including, without limitation, the reasonable fees and out-of-pocket expenses of counsel for each Lender) in connection with this Waiver.


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                  (c)    REPRESENTATIONS    AND   WARRANTIES.    Each   of   the
         representations and warranties contained in Section 3 below shall be true and correct.

         Section 3. REPRESENTATIONS AND WARRANTIES. Each of Holdings and the Borrower, on behalf of itself and each Loan Party, hereby represents and warrants to each Lender, with respect to all Loan Parties, as follows:

                  (a) After giving effect to this Waiver, each of the representations and warranties in the Credit Agreement and in the other Loan Documents are true and correct in all material respects on and as of the date hereof as though made on and as of such date, except to the extent that any such representation or warranty expressly relates to an earlier date and except for changes therein expressly permitted by the Credit Agreement.

                  (b) The execution, delivery and performance by Holdings and the Borrower of this Waiver have been duly authorized by all requisite corporate or limited liability company action and will not violate the articles of incorporation or bylaws (or other constituent documents) of Holdings or the Borrower.

                  (c) After giving effect to this Waiver, no Default or Event of Default has occurred and is continuing as of the date hereof.

         Section 4. COSTS AND EXPENSES.  In  accordance  with and in addition to
Section 9.5 of the Credit Agreement, the Borrower agrees to reimburse the Lenders for all reasonable out-of-pocket expenses incurred by the Lenders in connection with this Waiver, including the reasonable fees, charges and disbursements of counsel or other advisors for advice, assistance or other representation in connection with this Waiver.

         Section 5. REFERENCE TO AND EFFECT ON THE LOAN DOCUMENTS.

                  (a) As of the Effective Date, each reference in the Credit Agreement and the other Loan Documents to "THIS AGREEMENT," "HEREUNDER," "HEREOF," "HEREIN," or words of like import, and each reference in the other Loan Documents to the Credit Agreement (including, without limitation, by means of words like "THEREUNDER", "THEREOF" and words of like import), shall mean and be a reference to the Credit Agreement as waived hereby with respect to the certain requirements outlined above, and this Waiver and the Credit Agreement shall be read together and construed as a single instrument.

                  (b) Except as expressly waived hereby, all of the terms and provisions of the Credit Agreement and all other Loan Documents are and shall remain in full force and effect and are hereby ratified and confirmed.

                  (c) The execution, delivery and effectiveness of this Waiver shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Administrative Agent, any Lender under the Credit Agreement or any Loan Document, or constitute a waiver or amendment of any other provision of the Credit Agreement or any Loan Document except as and to the extent expressly set forth herein.

                  (d) Each of Holdings, the Borrower and (by its acknowledgement hereof as set forth on the signature pages hereto) each other Loan Party, hereby confirms that the guaranties, security interests and liens granted pursuant to the Loan Documents continue to guarantee and


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         secure the Obligations as set forth in the Loan Documents and that such guaranties, security interests and liens remain in full force and effect.

         Section 6. COUNTERPARTS. This Waiver may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Receipt by the Required Lenders of a facsimile copy of an executed signature page hereof shall constitute receipt by the Required Lenders of an executed counterpart of this Waiver.

         Section 7. GOVERNING LAW. This Waiver and the rights and obligations of the parties hereto shall be governed by, and construed and interpreted in accordance with, the law of the State of New York.

         Section 8. HEADINGS. Section headings contained in this Waiver are included herein for convenience of reference only and shall not constitute a part of this Waiver for any other purposes.

         Section 9. WAIVER OF JURY TRIAL. EACH OF THE PARTIES HERETO IRREVOCABLY WAIVES TRIAL BY JURY IN ANY ACTION OR PROCEEDING WITH RESPECT TO THIS WAIVER OR ANY OTHER LOAN DOCUMENT.

         Section 10. ACKNOWLEDGEMENT AND CONSENT BY GUARANTORS. Each guarantor listed on the signature pages hereof (each, a "GUARANTOR" and collectively, "GUARANTORS") hereby acknowledges that it has read this Waiver and consents to the terms thereof, and hereby confirms and agrees that, notwithstanding the effectiveness of this Waiver, the obligations of each Guarantor under the Security and Guarantee Agreement dated October 12, 2006 (as amended through the date hereof, the "SECURITY AND GUARANTEE AGREEMENT") shall not be impaired or affected and the Security and Guarantee Agreement is, and shall continue to be, in full force and effect and is hereby confirmed and ratified in all respects. Each Guarantor further agrees that nothing in the Credit Agreement, this Waiver or any other Loan Document shall be deemed to require the consent of such Guarantor to any future amendment or waiver to the Credit Agreement.

                            [SIGNATURE PAGES FOLLOW]


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                  IN WITNESS WHEREOF, the parties hereto have caused this Waiver to be executed by their respective officers and members thereunto duly authorized, on the date indicated below.


                                       NATIONAL COAL CORP.
                                            AS HOLDINGS

                                       By:  /S/ DANIEL A. ROLING
                                           -----------------------------
                                            Name:  Daniel A. Roling
                                            Title:    President & CEO


                                       NATIONAL COAL CORPORATION
                                            AS THE BORROWER

                                       By:  /S/ DANIEL A. ROLING
                                           -----------------------------
                                            Name:  Daniel A. Roling
                                            Title:    President & CEO


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                                       NC RAILROAD, INC., AS A GUARANTOR


                                       By:  /S/ CHARLES W. KITE
                                          ----------------------------------
                                            Name:
                                            Title:





                                       NC TRANSPORTATION INC., AS A GUARANTOR


                                       By:  /S/ CHARLES W. KITE
                                          ----------------------------------
                                            Name:
                                            Title:


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                                       BIG BEND 38 INVESTMENTS L.P., AS A LENDER

                                       By: 2M Companies, Inc., General Partner


                                        By:     /S/ KATHERINE BELEW
                                              ----------------------------------
                                              Name: Katherine Belew
                                              Title: Vice President


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                                       J-K NAVIGATOR FUND, L.P., AS A LENDER

                                       By:      Steelhead Partners, LLC
                                       Its:     General Partner


                                       By:      /S/ MICHAEL JOHNSTON
                                              ----------------------------------
                                              Name: Michael Johnston
                                              Title: Manager


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                                       STEELHEAD OFFSHORE CAPITAL, LP,
                                       AS A LENDER

                                       By:      Steelhead Partners, LLC
                                       Its:     Investment Manager


                                       By:      /S/ MICHAEL JOHNSTON
                                              ----------------------------------
                                              Name: Michael Johnston
                                              Title: Manager


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